Exhibit 10.20

FIRST AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE OF

REAL PROPERTY AND JOINT ESCROW INSTRUCTIONS

THIS FIRST AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY AND JOINT ESCROW INSTRUCTIONS (this “Amendment”) is made as of the 26th day of June, 2014, by and between ANAHEIM HILLS OFFICE PLAZA, LLC, a Delaware limited liability company (“Seller”), and RREEF AMERICA L.L.C., a Delaware limited liability company (“Buyer”).

W I T N E S S E T H:

WHEREAS, Buyer and Seller entered into that certain Agreement for Purchase and Sale of Real Property and Joint Escrow Instructions dated June 16, 2014 (the “Sale Agreement”), pursuant to which Seller has agreed to sell to Buyer certain property (the “Property”) located in Anaheim, Orange County, California, as more particularly described in the Sale Agreement; and

WHEREAS, Buyer and Seller desire to modify the Sale Agreement in certain respects.

NOW, THEREFORE, for the sum of Ten Dollars ($10.00) and other good and valuable consideration in hand paid by each party hereto to the other, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller hereby agree as follows:

1. Definitions. Any capitalized terms not otherwise defined herein shall have the meaning ascribed to such term as set forth in the Sale Agreement.

2. Contingency Expiration Date. Notwithstanding anything to the contrary contained in the Sale Agreement, the Contingency Expiration Date shall be June 30, 2014 at 5:00 p.m. Pacific Time.

3. Confirmation. Except as specifically set forth herein, all other terms and conditions of the Sale Agreement shall remain unmodified and in full force and effect, the same being confirmed and republished hereby. To the extent there is any conflict between the terms of this Amendment and the Sale Agreement, the terms of this Amendment shall control.

4. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of a facsimile or “.pdf” copy of this Amendment executed by a party hereto shall be deemed to constitute delivery of an original hereof executed by such party.

[signatures on the next page]

IN WITNESS WHEREOF, each of Buyer and Seller has caused this Amendment to be executed by persons duly authorized thereunto as of the day and year first above written.

SELLER:	ANAHEIM HILLS OFFICE PLAZA, LLC,
a Delaware limited liability company

	By:	AHOP Holding Company, LLC,
a Delaware limited liability company
Its sole member

		By:	AHOP Operating Member, LLC,
a Delaware limited liability company
Its Manager

			By:	/S/ DARRIN OLSON
Darrin Olson, Its President

BUYER:	RREEF AMERICA L.L.C., a Delaware limited liability company

	By:	/S/ PETER METTE
Signature of Authorized Representative
Printed Name: Peter Mette